UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF

THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (date of earliest event reported: December 7, 2010

AMERICAN VANGUARD CORPORATION

(Exact name of registrant as specified in its charter)

Delaware	001-13795	95-2588080
(State or other jurisdiction of incorporation)	Commission File Number	(I.R.S. Employer Identification No.)

4695 MacArthur Court

Newport Beach, California 92660

(Address of principal executive offices)

Registrant’s telephone number: (949) 260-1200

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.	Entry into a Material Definitive Agreement

AMVAC Chemical Corporation (“AMVAC”), a wholly-owned subsidiary of American Vanguard Corporation, entered into two definitive Sale and Purchase Agreements (the “Agreements”) dated December 7, 2010 with Bayer CropScience Aktiengesellschaft (“Bayer”). Pursuant to the terms and conditions of the Agreements, Bayer agreed to sell, and AMVAC agreed to purchase, assets constituting the insect product lines Mocap (globally) and Nemcur (globally except for Europe and Argentina); these assets include the active ingredient ethoprophos and fenamiphos, the trademarks Mocap®, Nemacur®, and Ultima®, registrations and registration data, certain rights relating to manufacturing and formulation know-how, intellectual property rights and inventories as well as assets relating to Bayer’s Ultima closed delivery system.

The information contained in this Current Report on Form 8-K, including the Exhibit attached hereto, is being furnished under Items 1.01, 2.01, 8.01 and 9.01 and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

Item 2.01	Completion of Acquisition or Disposition of Assets

On December 7, 2010, AMVAC completed the acquisition of certain assets constituting the Mocap and Nemacur insecticide product lines from Bayer. The assets purchased by AMVAC are described in the disclosure under Item 1.01 above, which is incorporated herein by reference. The purchase price consideration (which was not disclosed) was determined by arms’ length negotiation between the parties. The parties have been involved in several commercial transactions over the past 10 years, the most recent of which was AMVAC’s acquisition of the tribufos product line from Bayer on July 21, 2010, as reported in the Company’s Form 8-K filed as of July 26, 2010.

Item 8.01	Other Events

On December 13, 2010, American Vanguard Corporation issued a press release announcing that AMVAC had entered into the Agreements and completed the acquisition of the Mocap and Nemacur product lines as more fully described above. The full text of the press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits

Exhibit 99.1	Press release dated December 13, 2010 of American Vanguard Corporation.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, American Vanguard Corporation has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

AMERICAN VANGUARD CORPORATION

Date: December 13, 2010	By:	/S/ TIMOTHY J. DONNELLY
Timothy J. Donnelly
Chief Administrative Officer,
General Counsel & Secretary

INDEX TO EXHIBITS

Exhibit No.	Description

Exhibit 99.1	Press release of American Vanguard Corporation dated December 13, 2010.